UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

FORCE FUELS, INC.
(Exact name of registrant as specified in its charter)

(714) 765-0010
Registrant’s telephone number, including area code

Nevada	000-49993	56-2284320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

(b)	On October 21, 2008, Thomas Hemingway resigned as the Registrant’s President, Chief Executive Officer and Chief Financial Officer.

(c)(1)
On October 21, 2008, Lawrence Weisdorn was appointed President, Chief Executive Officer and Chief Financial Officer of the Registrant.

On October 21, 2008, Donald Hejmanowski was appointed Secretary and Vice President of Business Development of the Registrant.

(c)(2)      Lawrence Weisdorn (50) – Mr. Weisdorn has served as the President, Chief Executive Officer, Chief Financial Officer and Director of the Registrant from October 21, 2008 to the present.  Mr. Weisdorn also has served as the Chairman, President and Chief Executive Officer of Ice Conversions, Inc., a California corporation, from November 2005 to the present.  Ice Conversions, Inc. is in the business of developing hydrogen fuel cell conversion kits for motor vehicles.  Ice Conversions, Inc. is working closely with the Registrant in the development, marketing and manufacturing of motor vehicles powered by hydrogen fuel cells pursuant to a joint venture agreement between Ice Conversions, Inc. and the Registrant dated May 12, 2008.  The Joint Venture Agreement between the Registrant and Ice Conversions, Inc. was filed with the Securities and Exchange Commission as Exhibit 2.1 to its Form 8-K filed on May 27, 2008 and is incorporated herein by this reference.  Previously, from 2000 to 2005, Mr. Weisdorn was the Co-founder, Chief Executive Officer and a Director of MEMS USA, Inc, a Nevada corporation.  MEMS USA, Inc., was a developer and manufacturer of advanced engineered products, systems and services for the energy sector including the development of profitable, biorenewable energy refineries.  December 2006, MEMS USA, Inc. was renamed Convergence Ethanol, Inc.

Donald Hejmanowski (49) – Mr. Hejmanowski has served as the Secretary, Vice President of Business Development and Director of the Registrant from October 21, 2008 to the present. Mr. Hejmanowski serves as the Vice President of Finance and Director of Ice Conversions, Inc., a California corporation from November 2005 to the present. Ice Conversions, Inc. is in the business of developing hydrogen fuel cell conversion kits for motor vehicles. Ice Conversions, Inc. is working closely with the Registrant in the development, marketing and manufacturing of motor vehicles powered by hydrogen fuel cells pursuant to a joint venture agreement between Ice Conversions, Inc. and the Registrant dated May 12, 2008. The Joint Venture Agreement between the Registrant and Ice Conversions, Inc. was filed with the Securities and Exchange Commission as Exhibit 2.1 to its Form 8-K filed on May 27, 2008 and is incorporated herein by this reference. Mr. Hejmanowski has served as the Secretary, Treasurer and Director of H Y D, Inc., a Nevada corporation from 2002 to the present. H Y D, Inc. is in the business of providing consulting services. Mr. Hejmanowski has also served as a Director of US Farms, Inc., a Nevada corporation from 2006 to present. US Farms, Inc. is a diversified commercial farming and nursery company. Previously, from 2006 to 2007, Mr. Hejmanowski served as a Director of Cyclone Energy, Inc. Cyclone Energy, Inc. develops, distributes, and markets alternative and hydrogen fuels and offers closed-loop pollution-free transportation solutions. Mr. Hejmanowski also served as a Director of LitFunding Corp. from 2005 to 2006. LitFunding Corp. provides funding for litigation primarily for plaintiffs’ attorneys. From 2002 to 2005, Mr. Hejmanowski served as a consultant to American Water Star, Inc. a water bottling and distribution company.

(d)(1)	On October 21, 2008, Lawrence Weisdorn was elected as a director of the Registrant. On October 21, 2008, Donald Hejmanowski was elected as a director of the Registrant.

(d)(4)	Please refer to the information previously stated in paragraph (c)(2) above.

Section 9 – Financial Statements and Exhibits

Item9.01	Financial Statements and Exhibits

Please see the Exhibit Index located behind the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORCE FUELS, INC.
(Registrant)

Date: October 22, 2008	By:	/s/ Lawrence Weisdorn
Lawrence Weisdorn
Chairman, President, Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1 (1)	Joint Venture Agreement dated as of May 12, 2008 by and between the Registrant and ICE Conversions, Inc., a California corporation

(1) Filed with the Securities and Exchange Commission in the Exhibits to Form 8-K filed on May 27, 2008, and is incorporated by reference herein.